AMERICAN GROWTH FUND, INC.
110 Sixteenth Street, Suite 1400, Denver, Colorado 80202

	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

	August 11, 2008

To the Shareholders of
AMERICAN GROWTH FUND, INC.

	NOTICE IS HEREBY GIVEN that the Special Meeting of the shareholders of American Growth Fund, Inc. will be held at 110 Sixteenth Street, Suite 1400, Denver, Colorado 80202 on September 18, 2008 at 2:00 P.M. or any adjournment thereof for the following purposes:

(1)	To elect six directors.

	These are more fully set forth in the attached Proxy Statement.

	The board of directors has fixed the close of business on August 6, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting.

Michael L Gaughan
Secretary
American Growth Fund, Inc.

Denver, Colorado
August 11, 2008

	IMPORTANT

	THE OFFICERS AND BOARD OF DIRECTORS OF THE FUND CORDIALLY INVITE YOU TO ATTEND THE SPECIAL MEETING IF POSSIBLE. THEY ALSO REQUEST THAT WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. EVEN THOUGH YOU EXECUTE THE PROXY AT THIS TIME, YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED. AN EARLY RETURN OF THE PROXY WILL FACILITATE THE NECESSARY PREPARATIONS FOR THE MEETING.

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American Growth Fund, Inc.,
110 Sixteenth Street, Suite 1400, Denver, CO 80202

	August 11, 2008

	PROXY STATEMENT

	This statement is furnished in connection with the solicitation by the board of directors of American Growth Fund, Inc., hereinafter called the "Fund," of proxies to be voted at the Special Meeting of the shareholders of the Fund to be held September 18, 2008 and at any and all adjournments of such meeting. If the enclosed form of proxy is executed and returned, it will be voted at the meeting in accordance with the specifications indicated by the shareholders. If no indication is given, the vote will be for the election of the nominees for director and in favor of any other proposals that are unknown at this time, that may be brought up at the meeting.

	At the Special Meeting those persons who were shareholders of record August 6, 2008 will be entitled to one vote for each share held. Any shareholder giving a proxy has the right to revoke the same prior to the meeting by notifying the secretary of the Fund, delivering a substitute proxy, or attending the meeting in person and doing so. As of August 6, 2008 there were 7,977,177 shares outstanding (unaudited). It is anticipated that this Proxy Statement and proxy card will be mailed on or about August 12, 2008.

	ELECTION OF DIRECTORS

	On April 29, 1987, the state of Maryland amended its corporation law such that investment companies registered under the Investment Company Act of 1940 (the "1940 Act") are no longer required to hold annual shareholder meetings unless such a meeting is required under the 1940 Act. On August 21, 1987, the Fund&acute;s board of directors, pursuant to Article VIII of the Fund&acute;s By-laws, amended those By-laws to conform them with the amended Maryland corporation law. Pursuant to the change in the By-laws, the shareholders elected the entire board of directors at its Special Meeting held January 22, 1988. In accordance with those changes, the shareholders will be asked to elect the entire board of directors at this meeting.

Nominees for the board of directors:

	It is intended that the proxies will be voted to re-elect Michael J. Baum, Jr., Robert Brody, Eddie R. Bush, Harold Rosen, John Pasco III and Dr. Brian Brody to hold office until such time as less than a majority of the directors holding office has been elected by the stockholders or upon the occurrence of any other condition described under Section 16 of the 1940 Act.

Nominees for the board who are "interested persons" as defined by section 2(a)(19) of the Investment Company Act of 1940:

(chart)
Name, Address, and Age
Position(s) Held with Fund
Term of Office and Length of Time Served
Principal Occupation(s) During Past 5 Years
Number of Portfolios in Fund Complex Overseen by Director
Other Directorships Held by Director

Robert Brody (82)* 110 Sixteenth Street, Suite 1400 Denver, Colorado President, Director
Since August 1958
See below for affiliations with Investment Research Corporation (the Adviser or IRC) and Distributor
1
World Capital Brokerage, Inc., Investment Research Corporation

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John Pasco III (61)*
8730 Stony Point Parkway, Suite 205 Richmond, VA
Director and Audit Committee Member
Since December 2006
Mr. Pasco is Treasurer and a Director of Commonwealth Shareholder Services, Inc. ("CSS") a Fund Administrator; President and Director of First Dominion Capital Corp. ("FDCC"), a FINRA registered Broker Dealer; President and Director of Fund Services, Inc., a Transfer and Disbursing Agent; President and Treasurer of Commonwealth Capital Management, Inc. an SEC registered Investment Advisor; President of Commonwealth Capital Management, LLC, an SEC registered Investment Advisor; President and Director of Commonwealth Fund Accounting, Inc., which provides bookkeeping services to the Fund; and Chairman and Trustee of The World Insurance Trust, a registered investment company, since May, 2002. Mr. Pasco is also a certified public accountant.
1
Chairman of the World Funds Inc. (10 Funds). Chairman of The World Insurance Trust (1 Fund)

Nominees for the board who are "non-interested persons" as defined by section 2(a)(19) of the Investment Company Act of 1940:

(chart)
Name, Address, and Age
Position(s) Held with Fund
Term of Office1 and Length of Time Served
Principal Occupation(s) During Past 5 Years
Number of Portfolios in Fund Complex Overseen by Director
Other Directorships Held by Director

Michael J. Baum, Jr. (90)
75 Cherry St Denver CO
Director and Audit Committee Member
Since December 1971
Investor in securities and real estate; engaged in mortgage financing, president of Baum Securities, M & N Investment Company and First Ave. Corp. all of which are real estate investment companies.
1
None

Eddie R. Bush (68)
1400 W. 122nd Ave. Suite 100 Westminster, Colorado
Director and Audit Committee Chair (financial expert)
Since September 1987
Certified Public Accountant
1
None

Harold Rosen (80)
1 Middle Road Englewood, CO
Director
Since December 1995
Owner of Bi-Rite Furniture Stores.
1
None

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Dr. Brian Brody (55)*
6901 S. Pierce St. Suite #100M, Littleton, CO
Director
Since June 2008	Doctor of Professional Psychology
1
None

	*Mr. Brody is an interested person (as defined in the 1940 Act) of the Fund&acute;s Underwriter and its investment adviser. Mr. Brody owns all of the shares of the investment adviser and is president and a director of both Corporations. Mr. John Pasco III is the owner of Fund Services, Inc., the Fund&acute;s Transfer Agent. Dr. Brian Brody is the cousin of Robert Brody.

	Mr. Brody received $0 (unaudited) in compensation for being a director of the Fund. Investment Research Corporation received approximately $266,951 as the advisor of the Fund from 08/01/2007 to 07/31/2008 (unaudited). World Capital Brokerage, Inc. receives approximately $118,685 as the Fund&acute;s underwriter from 08/01/2007 to 07/31/2008 (unaudited).

	Mr. Pasco received $13,216 (unaudited) compensation for being a director including expenses reimbursed for travel. Fund Services, Inc. receives $56,789 compensation for rendering services to the Fund from 01/01/2008 to 07/31/2008 (unaudited) which is approximately 88,000 for a 12 month period (unaudited).

Securities of the Fund beneficially owned by Board Members/Nominees;
(chart)
Name of Director
Dollar Range of Equity Securities in the Fund
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Robert Brody
Over $100,000
Over $100,000

Michael J. Baum Jr.
$1 - $10,000
$1 - $10,000

Eddie R. Bush
$10,001 - $50,000
$10,001 - $50,000

Harold Rosen
$0
$0

John Pasco III
$0
$0

Dr. Brian Brody
$0
$0

As of 07/31/2008 (Unaudited).

	Robert Brody is the sole shareholder, president and a director of Investment Research Corporation, the Fund&acute;s Advisor.

	There are no material pending legal proceedings incidental to the Fund&acute;s business to which any director or nominee for director or affiliated person to such director or nominee is a party or has a material interest that could adversely effect the Fund.

(chart)
Name of Person, Position
Aggregate Compensation From Fund
Pension or Retirement Benefits Accrued as Part of Fund Expenses
Estimated Annual Benefits Upon Retirement
Total Compensation From Fund and Fund Complex Paid to Directors

Robert Brody President
0
0
0
0

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Michael J. Baum Jr. Director
2,500
0
0
2,500

Eddie R. Bush Director
3,000
0
0
3,000

Harold Rosen Director
2,000
0
0
2,000

John Pasco III Director
13,216
0
0
13,216

Dr. Brian Brody Director
0
0
0
0

Timothy Taggart Treasurer
58,974
9,480
0
68,454

For the period from 08/01/2007 to 07/31/2008 (unaudited).

	If the nominees are unable or fail to act as such by virtue of an unexpected occurrence, the proxies will be voted for such other person as is determined by the holders of the proxies in their discretion. Messrs. Baum, Brody, Bush, Rosen, Pasco and Dr. Brody have consented to being named in this proxy statement and to serve if elected.

	The Fund has two principal officers in addition to Mr. Brody. Officers of the Fund are elected annually. Timothy E. Taggart (54) is the Fund&acute;s Treasurer and is also a director and secretary of the Fund&acute;s Underwriter as well as a director of the adviser. Mr. Taggart has served as the Fund&acute;s Treasurer since April 2004. Michael L Gaughan (40), is the Fund&acute;s Secretary. Mr. Gaughan has served as the Fund&acute;s Secretary since September 2004.

	All officers and directors of the Fund (a total of six) beneficially owned 181,666 shares of the Fund, directly or indirectly, as of June 19, 2008 representing 2.24% of the shares outstanding as of that date (unaudited). Directors of the Fund except Mr. Brody are compensated at the rate of $400 per meeting attended. Out-of-town directors are reimbursed for their travel expenses to meetings.

	During the fiscal year ended July 31, 2008, the Fund&acute;s board of directors held 4 regular meetings. All directors of the Fund attended at least 75% of those meetings.

	During the fiscal year ended July 31, 2008, the Fund paid directors&acute; fees aggregating $14,663 (unaudited) to four directors.

	Robert Brody is the president, treasurer and a director of the Fund&acute;s underwriter, World Capital Brokerage, Inc. During the fiscal years ended July 31, 2006, 2007 and 2008 (unaudited), the Underwriter retained $13,357, $18,031, and $7,908, respectively, as its portion of commissions paid by purchasers of the Fund&acute;s shares (after allowing concessions to other dealers of $67,418, $99,493, and $51,010, respectively (unaudited)). No commissions on the Fund&acute;s brokerage (portfolio) transactions were paid to the Underwriter during these periods.

	The Audit Committee reviews the financial statements of the Fund and reviews the 12b-1 Plan and any other related financial matters. The Audit Committee is made up of three directors; Mr. Eddie R. Bush, Mr. Michael J. Baum and Mr. John Pasco III. The Audit Committee met a total of five times from 08/01/2007 through 07/31/2008. The Audit Committee is not a nominating committee and has not adopted a written charter. Audit Committee members were compensated $100 per meeting.

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SHAREHOLDER PROPOSALS

	Shareholders wishing to include appropriate proposals in the proxy materials for consideration at the Fund&acute;s next meeting of shareholders must deliver such proposals in writing to the Fund&acute;s offices within a reasonable period of time before the solicitation for the next meeting of shareholders is made.

GENERAL

	Proxies will be solicited by mail. The cost of preparing and mailing the enclosed proxy, notice and proxy statement will be borne by the Fund.

	The board of directors does not intend to present and does not have reason to believe that others will present any other items of business at this Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies. A list of shareholders entitled to be present and vote at the meeting will be available at the executive office of the Fund for inspection by any shareholders during regular business hours up to the date of the meeting.

	Shareholders not able to attend the meeting in person are requested to date, sign, and mail the enclosed proxy at once. So that a quorum may be assured for the transaction of business at the meeting, it is important that proxies be returned promptly.

	The Fund&acute;s Investment Advisor is Investment Research Corp, 110 Sixteenth Street, Suite 1400, Denver, CO 80202. The Fund&acute;s Underwriter is World Capital Brokerage, Inc. 110 Sixteenth Street, Suite 1400, Denver, CO 80202.

	The Fund will furnish the most recent Annual and Semi Annual Report without charge to any shareholder who requests it by calling 800-525-2406, by writing American Growth Fund Customer Service at
110 Sixteenth Street, Suite 1400, Denver, CO 80202 or via the internet by going to www.americangrowthfund.com.

By order of the Board of Directors,


Michael L. Gaughan
Secretary


August 11, 2008
Denver, Colorado

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THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
	AMERICAN GROWTH FUND, INC.
	Proxy for Special Meeting of Shareholders to be Held the September 18, 2008

	PROXY

The undersigned shareholder of American Growth Fund, Inc. hereby appoints Timothy E. Taggart and Michael L. Gaughan and each of them, the attorneys and proxies of the undersigned with full power of substitution, for and in the name of the undersigned to vote (with all powers which the undersigned possess and according to the number of votes which the undersigned would be entitled to cast if then personally present) at the Special Meeting of shareholders of the Company to be held September 18, 2008, or any adjournment thereof, for such business as may properly be brought before such meeting or adjournment and upon the following:

FOR     WITHHOLD VOTE   The election of Michael J. Baum, Jr. as director.
FOR     WITHHOLD VOTE   The election of Robert Brody as director.
FOR     WITHHOLD VOTE   The election of Eddie R. Bush as director.
FOR     WITHHOLD VOTE   The election of Harold Rosen as director.
FOR     WITHHOLD VOTE   The election of John Pasco III as director.
FOR     WITHHOLD VOTE   The election of Dr. Brian Brody as director.

Either of said attorneys and proxies who shall be present and shall act at the meetings shall have, and may exercise, all of the powers of said attorneys and proxies hereunder. The shares represented by this proxy will be voted at the meeting and will be voted in accordance with the specifications above made. If no specifications are made, such shares shall be voted for the above director nominees.

The person designated above as proxies of the undersigned shall have discretionary authority to vote as they may determine on any of the matters unknown at this time which may be presented at the special meeting of the shareholders.


Dated:         , 2008
Please mark, sign, date, and return this proxy promptly.



Signature(s) of Shareholders


When signing as joint tenants all parties to a joint tenancy shall sign. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting.

If voting via mail please return this page to:

Commonwealth Fund Services, Inc.
Attn:  AGF Proxy
8730 Stony Point Pkwy, Suite 205
Richmond, VA. 23235